Supplement dated October 14, 2019 to your Prospectus dated May 1, 2019, for the Pacific Journey variable annuity contract issued by Pacific Life Insurance Company

The purpose of this supplement is to modify the annual charge for an optional living benefit rider. This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus). All information on your Prospectus dated May 1, 2019, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at www.PacificLife.com. Please retain it for future reference.

Effective November 1, 2019, all references in the Prospectus to the current/annual charge percentage for the following optional living benefit rider will change to the following:

Current/Annual
Charge Percentage
CoreIncome Advantage	0.75%

If you purchased the above referenced rider the new percentage will not apply unless a Reset occurs as disclosed in your Prospectus.  The Maximum Annual Charge Percentage is not changing for the optional rider listed above. Please see the CHARGES, FEES AND DEDUCTIONS — Optional Rider Charges section and the OPTIONAL RIDERS NOT AVAILABLE FOR PURCHASE appendix in the Prospectus for complete information.

Form No. JRNYSUP1019